Uniquely Positioned for Growth

ALLISON WEY Vice President, Investor Relations

Forward - Looking Statement Certain statements in this presentation constitute “forward - looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 . To the extent any statements made in this presentation contain information that is not historical, these statements are essentially forward - looking and, as such, are subject to known and unknown risks, uncertainties and contingencies, many of which are beyond the control of the Company, which could cause actual results and outcomes to differ materially from those expressed herein . Risk factors that might affect such forward - looking statements include those set forth in Item 1 A of the Company’s most recent Annual Report on Form 10 - K, in other of the Company’s filings with the SEC from time to time, including Quarterly Reports on Form 10 - Q and Current Reports on Form 8 - K, and on general industry and economic conditions . Any forward - looking statements included in this presentation are made as of the date hereof only, based on information available to the Company as of the date hereof, and, subject to any applicable law to the contrary, the Company assumes no obligation to update any forward - looking statements .

PRX Analyst Day January 6, 2012 Welcome Allison Wey – Vice President, Investor Relations & Corporate Affairs Opening Remarks and Strategic Overview Patrick G. LePore – Chairman and Chief Executive Officer Accomplishments of 2011 and Themes for Today Thomas J. Haughey - President Generics Business, R&D and BD Strategies Paul V. Campanelli – COO and President, Par Pharmaceutical (generic division) Financial Review and Outlook Michael A. Tropiano – Chief Financial Officer Summary and Closing Comments Patrick G. LePore Q&A A GENDA

PATRICK G. LEPORE Chairman and Chief Executive Officer

Strategic Overview What makes Par uniquely positioned for success TODAY’S FOCUS Growth Platform What are the building blocks of our growth over the next three years and beyond Development Overview Close look at the products, pipeline and future opportunities Financial Outlook A detailed review of three - year financial plan Answer Your Questions

Significant Growth Potential Par is positioned for significant growth over the next three years and beyond TODAY’S KEY TAKEAWAYS Foundation for Growth is in Place Existing products, filed ANDAs, strong R&D pipeline and aggressive external BD team Par is in a Unique Position Market position and focus creates competitive advantages against a large universe of opportunities The Numbers are Compelling Our three - year financial plan backed by a track record of success makes Par a very attractive investment today

The Right Size The Right Strategy The Right Marketplace The Right Investment Discipline PRX HAS THE RIGHT ELEMENTS The Right People

THOMAS J. HAUGHEY President

Entrepreneurial Business Development Intelligent Product Selection Capital Allocation & Financial Management Commercial Excellence Operational Effectiveness Our Strategic Framework Core Competencies Primary Growth Drivers Funding

2011 Highlights – Foundation for Growth in Place • Acquired Anchen Pharmaceuticals and Edict Pharmaceuticals (in progress) • Executed numerous business development deals • Successfully launched eight products • Right - sized branded division • Passed all FDA inspections – no 483s • Settled three Paragraph IV litigations • Reported strong financial results – Potential for another year of record gross margin

E XISTING P RODUCT L INE B USINESS D EVELOPMENT R&D F UTURE P IPELINE F ILED ANDA S Sources of Growth near term long term

E XISTING P RODUCT L INE B USINESS D EVELOPMENT R&D F UTURE P IPELINE F ILED ANDA S Sources of Growth near term long term

E XISTING P RODUCT L INE B USINESS D EVELOPMENT R&D F UTURE P IPELINE F ILED ANDA S Sources of Growth near term long term

E XISTING P RODUCT L INE B USINESS D EVELOPMENT R&D F UTURE P IPELINE F ILED ANDA S Sources of Growth near term long term

E XISTING P RODUCT L INE B USINESS D EVELOPMENT R&D F UTURE P IPELINE F ILED ANDA S Sources of Growth near term long term

Key Generic Products

Product	Brand Name	Market Share	YTD Sep Revenue (unaudited)
Metoprolol succinate	Toprol® XL	40%	$194.6M
Zolpidem tartrate ER	Ambien® CR	38%	$56.8M
Propafenone HCl SR	Rythmol® SR	100%	$53.4M
Sumatriptan injectable	Imitrex®	59%	$48.8M
Budesonide EC	Entocort® EC	49%	$36.9M
Buproprion HCl ER	Wellbutrin XL®	37%	$33.2M
Dronabinol	Marinol®	42%	$22.2M
Meclizine	Antivert®	56%	$13.3M
Fentanyl Lozenges	Actiq®	31%	N/A
All Other Generics	--	--	$245.6M

Product diversity strengthens portfolio

EXISTING PRODUCT LINE

PAR PHARMACEUTICAL COMPANIES

Strativa Today • Fully developed infrastructure of 123 field personnel deployed to maximize value of Megace ® ES and Nascobal ® • Nascobal improved presentation (one - month unit with minimal overfill) • Megace ES Rx volume remains consistent • Lifecycle management Focused on execution and profitability E XISTING P RODUCT L INE

Nascobal ® Provides Opportunity for Growth Megace ® ES Provides Consistent Revenue Nascobal reached all - time TRx highs in 2011 ~ $40 to $50M peak sales projection Nascobal 2011 TRx Volume 7,884 7,306 8,654 7,848 9,190 10,667 9,118 10,193 9,703 9,621 8,793 Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec E XISTING P RODUCT L INE 14,079 13,370 15,746 14,291 14,680 15,108 14,161 15,672 14,648 14,460 14,087 Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec Megace ES 2011 TRx Volume Megace ES volume remained steady in 2011, averaging 14,622 TRx per month current annual run rate ~ $65M

Broad Pipeline With 72 ANDAs Filed 4 Potential FTM 19 Confirmed FTF 72 Total Filed Potential FTM Confirmed FTF ANDAs Filed Edict Anchen Par 3 13 32 1 1 11 0 5 29 72 filed ANDAs represents over $20B of combined branded product sales Total ANDAs F ILED ANDA S

39 Par 35 Anchen Future Pipeline Provides Long - Term, Sustainable Growth Large universe of product opportunities • Majority P - IVs or will be P - IVs • Not bound by technology • Leads to active development 18 Edict Products in Development 92 Total In Dev R&D F UTURE P IPELINE Abundance of projects to pursue

Par offers: • Quick decision - making • Financial resources • Favorable economics • Strong trade presence • Regulatory and compliance acumen • Legal expertise Business Development – A Core Competency Types of Partnerships • Company Acquisitions – Anchen, Edict • Marketing and Distribution Agreements – Tris , Glenmark • Authorized Generics – AZ, Nycomed , Medicis • Development – Elan / Alkermes , Cipla , Catalent , Emcure , Huahai • OTC Distribution – PLD Par – the partner of choice B USINESS D EVELOPMENT

Sources of Growth


3-year plan
EXISTING PRODUCT LINE
FILED ANDAS
R&D FUTURE PIPELINE
BUSINESS DEVELOPMENT
near term
long term

PAR PHARMACEUTICAL COMPANIES

PAUL V. CAMPANELLI Chief Operating Officer President, Par Pharmaceutical

Par Generics – Uniquely Positioned for Long Term Growth • FTF/FTM strategy • How Anchen and Edict enhance Par’s business • Business development strategy • Product pipeline review • Expectations for 2012 – 2014 and beyond

Guiding Principles for Growth Commercial Excellence • Exceptional launches • Leading market shares • Strong trade presence • Effective legal strategy Operational Execution • Robust project management • Experienced regulatory team • Rigorous QA/QC • State - of - the - art systems & tech Entrepreneurial Culture • Efficient decision - making • Open mindset to break through conventions • Hungry for growth Intelligent Product Selection • ID candidates early • Focused patent/sales criteria • Launch positioning • Strategic material sources

Our Product Selection Strategy • FTF and FTM opportunities • High - barrier - to - entry products Selection Criteria Combination Therapies API Challenges Technology Barriers Modified Release Commercially Compelling Product selection is key capability

Case Study – Propafenone HCl ( Rythmol ® SR) • Identified product nine years prior to patent expiration • Good fit with Par’s patent and commercial criteria • Utilized Par’s internal modified release capability (Par’s first P - IV modified release) • Achieved FTF status • Reached fair and equitable settlement with GSK • Launched as single source generic Jan 2011 • Generated over $53M in first nine months Exclusivity beyond 180 days

• Identified product 10 years prior to patent expiration, subsequent patent OB - listed • Good fit with Par’s patent and commercial criteria • API and softgel partnerships established • Timely filing on statutory NCE – 1 year block for P - IV filers • Par has invested in infrastructure to commercialize • Initial settlement negotiations not equitable for Par • District court decision estimated during 1Q12 Par is preparing for success Case Study – Omega - 3 - Acid Ethyl Esters ( Lovaza ® )

Anchen Broadens Expertise and Pipeline • Strong development track record targets FTF and FTM – 29 filed pipeline products • Synergistic, entrepreneurial culture – Cost - efficient development, aggressive timelines • Established commercial infrastructure – 6 product launches since 2008 • State - of - the - art manufacturing facilities – cGMP compliant, modified release capabilities A good match of cultures and capabilities

Anchen – Key Commercialized Products Product Brand Name Launch Date Market Share* Bupropion HCl ER Wellbutrin XL ® May 2008 37% Divalproex ER Depakote ER ® Mar 2009 12% Zolpidem ER Ambien CR ® Dec 2010 38% Ciprofloxacin ER Cipro ® XR May 2011 21% Proven track record of success * IMS Health Data as of 11/11

Anchen – Disclosed Pipeline

Product	Brand Name	Type	Brand Value (as of 9/30/11)
Tramadol HCl	Ryzolt®	PIV trail	$14M
Doxercalciferol	Hectorol®	PIV, FTF	$79M
Fluvoxamine Maleate	Luvox CR®	PIV	$36M
Pramipexole DiHCl	Mirapex ER®	PIV, FTF	$28M
Duloxetine	Cymbalta®	PIV, shared FTF	$3.5B
Clonidine HCl	Kapvay™	PIV FTF	$7M
Carvedilol Phosphate	Coreg CR®	PIV FTM	$88M
Dexlansoprazole	Dexilant®	PIV trail	$494M
Choline Fenofibric	Trilipix®	PIV trail	$544M
Naproxen/Esomeprazole Mg	Vimovo®	PIV trail	$37M
Dutasteride/Tamsulosin HCl	Jalyn®	PIV FTF	$52M
Darifenacin HBr	Enablex®	PIV, shared FTF	$268M
Dutasteride	Avodart®	PIV trail	$561M
Quetiapine Fumarate	Seroquel XR®	PIV trail	$987M

29 ANDAs on file, over $6B of brand value

PAR PHARMACEUTICAL COMPANIES

Edict Broadens R&D and Adds Manufacturing Flexibility • Enhanced R&D capabilities, product selection flexibility • Expands generics pipeline – 11 ANDAs filed with U.S. FDA – 18 products in development • Experienced management team with proven track record – Developed tramadol APAP/ER, amlodipine / benazapril • Provides greater manufacturing flexibility – Business continuity planning for Par’s NY operations – Life - cycle management for base generics – Lower cost sourcing Broader R&D and enhanced flexibility

Multiple Sites Provide Broader Solutions Par Spring Valley, NY; Suffern, NY; Woodcliff Lake, NJ 650 employees, 389,000 ft 2 Capacity - 1B single use units (1 shift)

Multiple Sites Provide Broader Solutions Par Spring Valley, NY; Suffern, NY; Woodcliff Lake, NJ 650 employees, 389,000 ft 2 Capacity - 1B single use units (1 shift) Par - Anchen Irvine, CA 200 employees , 100,000 ft 2 Capacity - 400M single use units (2 shifts)

Multiple Sites Provide Broader Solutions Par Spring Valley, Suffern, Woodcliff Lake, NY and NJ 650 employees, 389,000 ft 2 Capacity - 1B single use units (1 shift) Par - Anchen Irvine, CA 200 employees , 100,000 ft 2 Capacity - 400M single use units (2 shifts) Par - Edict Chennai, India 100 employees , 65,000 ft 2 Capacity – 800 - 900M extended units

Our Expanded Capabilities

	FTF	FTM	CII	Combination Therapies	Modified Release	Immediate Release	High Value Products	Modest Value Products	BC//Life-cycle Management	Opportunistic	Fast Development	Economical	API Driven	Technology Driven
Spring Valley	✓		✓	✓	✓		✓			✓				✓
Irvine	✓				✓		✓				✓			✓
Chennai	✓	✓		✓		✓		✓	✓	✓	✓	✓	✓	
Combined	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓

Uniquely positioned to deliver a broad spectrum of products

PAR PHARMACEUTICAL COMPANIES

Business Development Drives Additional Value

2008	2009	2010	2011
			Androgel Royalty Buyout
		Zafirlukast AG	Budesonide AG Deal
		Idis Supply Agreement	Synthon/Exforge
		Abon Dev Deals	Zegerid OTC Out-licensed
		Oxaliplatin Settlement	Doxycycline 150 AG Deal
	Cipla Development Deals	Emcure Deals	Minocycline AG Deal
	MdRNA	Glenmark Ezetimibe	Anchen Acquisition
	Aveva Clonidine TDS	Huahai Deals	Dexmethlphenidate XR
DHA Lovaza	Nascobal	MdRNA Calcitonin	Edict Acquisition
Dronabinol	Impopharm Dev Deal	Mesalamine	IntelGenx Dev Deal
AZ/Metoprolol AG	Tramadol ER	Inventia Dev Deal	Dynacin Purchase
Sumatriptan Royalty Buyout	Tussionex	Axcan Development	Teva Products Acquisition

BUSINESS DEVELOPMENT

PAR PHARMACEUTICAL COMPANIES

Case Study - Teva Divestiture Products Par, the partner of choice • FTC expertise • Financial resources • Technology Three products acquired from Teva for $24M • Fentanyl citrate( Actiq ® ) – Stable market; barriers to entry – CII, REMS • Modafanil ( Provigil ® ) – date certain launch 4/12; shared exclusivity; no supply risk • Cyclobenzaprene ( Amrix ® ) – possible launch in 1Q12 Coordinated implementation of Par’s Principles for Growth resulted in an opportune acquisition

Date Certain Pipeline Opportunities Products Brand Brand Value* Timing Fluvastatin Sodium Lescol ® XL $ 71M Launch patent expiry 4/12 Modafinil Provigil ® $ 1.1B Settled. Launch 4/12 Oxaliplatin Eloxatin ® $ 904M Settled. Launch 8/12 Dexmethylphenidate HCl Focalin XR ® $ 471M Settled. Launch 10/12 Fluvoxamine maleate Luvox CR ® $ 36M Settled. Launch 2/13 Duloxetine Cymbalta ® $ 3.5B Settled. Launch 6/13 Amlodipine besylate / Valsartan Exforge ® $ 342M Launch 10/14 Testosterone Gel Androgel ® $569M Settled. Launch 9/15 Darifenacin HCl Enablex ® $ 268M Settled. Launch 3/16 Rosuvastatin Crestor ® $ 4.2B Launch patent expiry 7/16 Ezetimibe Zetia ® $ 1.3B Settled. Launch 12/16 Travoprost Travatan Z ® $ 485M Settled. Date certain launch Total brand value $13B * As of 9/30/11

Additional Disclosed Pipeline Opportunities

Product	Brand Name	Brand Value (as of 9/30/11)
Dextromethorphan HBr/Quinidine Sulfate	Nuedexta™	$7M
Diclofenac K	Cambia®	$8M
Omega -3-acid ethyl esters	Lovaza®	$998M
Omeprazole/Sodium Bicarb	Zegerid® OS/OTC	$25M
Sumatriptan succinate/Naproxen Na	Treximet®	$116M
Zolpidem tartrate	Edluar®	$5M
Carvedilol Phosphate ER Caps	Coreg® CR	$88M
Clonidine HCl ER	Kapvay™	$8M
Dexlansoprazole DR Caps	Dexilant®	$494M
Doxercalciferol	Hectorol®	$26M
Dutasteride/Tamsulosin	Jalyn®	$52M
Choline Fenofibric Caps	Trilipix®	$544M
Naproxen Esomeprazole Mg Tabs	Vimovo®	$37M
Pramipexole DiHCl ER Tabs	Mirapex ER®	$28M
Dutasteride	Avodart®	$561M
Quetiapine Fumarate ER Tabs	Seroquel XR®	$987M
Tramadol HCl ER Tabs	Ryzolt®	$14M

Another $4B of brand value

PAR PHARMACEUTICAL COMPANIES

Expectations for 2012 - 2014 and Beyond 2012 - 2014 • 13 - 17 ANDAs filed each year • 10 - 14 launches each year • 100+ products under development • Opportune business development deals Beyond 2014 • Date certain launches of generic Androgel ® , Zetia ® , Enablex ® , Crestor ® • Monetization of products currently under development • Replenishment and expansion of existing products • Achievement of Nascobal peak sales • Opportune business development deals

MICHAEL A. TROPIANO Chief Financial Officer

2011: Another Solid Year Earnings Drivers & Financial Highlights • Potential record gross margin • Successful launches of propafenone HCl ( Rythmol ® ), amlodipine / benazepril ( Lotrel ® ) and budesonide EC ( Entocort ® EC AG) • Modest price/unit erosion on base generic portfolio (~10%) • Expected operational cash flow in excess $150M • Reduction in SG&A costs as a result of Strativa restructuring • Successful (over - subscribed) $450M financing package secured for Anchen acquisition and future corporate liquidity needs

2012 - 2014 Plan Assumptions (1 of 3) Revenue & Margin • Reasonable competition scenarios modeled for all of Par’s top, inline generic products • Non - core generic products declining ~10% per year, reflecting standard industry erosion • P - IV patent challenge opportunities, risk adjusted on a product - by - product basis • 30 - month lag assumed between ANDA submission and FDA approval • Gross margin dollars and rates calculated before amortization expense • No assumed contribution from future business development opportunities

2012 - 2014 Plan Assumptions (2 of 3) Operating Expenses • R&D: Inclusion of Anchen and Edict will increase annual spend • SG&A expenses initially increasing to reflect addition of Anchen & Edict • Lower brand sales and marketing expenses reflect the full year impact of restructuring the Strativa division (sales force maintained at 113 reps) • Does not reflect any potential Anchen or Edict transaction synergies Miscellaneous • 2012 weighted average shares of 36.9M, increasing 0.8M per year thereafter • Tax rate of 37%

2012-2014 Plan Assumptions (3 of 3)

Balance Sheet & Cash Flow

- $350M five-year term loan to finance Anchen, reduced to ~$230M by end of 2014
- Interest costs dependent on company leverage ratio and LIBOR forecast
- Edict transaction forecasted to close in January 2012
- Annual capital spending of ~$20M to service all locations (NY/NJ, CA, India)
- Working capital factors consistent with existing Par experience:
  - DSO of 50 days
  - Annual inventory turnover of 4x
  - A/P balances remain steady at 5% of operating expenses

PAR PHARMACEUTICAL COMPANIES

Anchen Financing Terms & EPS Impact • Facilities: • Maturity: • Interest Rate Assumptions: • Financial Covenants: • Financial Summary: • $350 million five - term loan • $100 million revolving credit facility • 5 years – amortizing annually @ 5%, 10%, 15%, 20% and 50%, respectively • Initially LIBOR = 0.3125%; All - In Drawn Cost = 2.8125% • LIBOR forecasted to increase 50 bps annually • Total debt / EBITDA: 3.00x • Fixed charge coverage ratio: 2.00x ($ millions , except EPS) 2012 2013 2014 Amortization of principal $21.9 $39.4 $56.9 P&L Charge* 11.9 12.6 12.0 EPS Impact $ 0.20 $ 0.21 $ 0.19 * Includes interest expense & amortization of financing fees

Prudent Capital Allocation R&D • Doubling of current spend • Strategic partnering when appropriate Business Development • Includes product acquisitions, M&A transactions & licensing opportunities • ROI target of >15% Legal • Aggressively fund historically successful P - IV program • Settlements to provide improved economics and launch date certainty Operations • Maintain strong track record of FDA compliance at all facilities • Strategic plant investments to enhance margin performance & service levels Capital Structure • Five - year amortization of term loan • Maintenance of leverage ratio to minimize borrowing costs Future Considerations • Strategic share repurchase at low valuation points

Increasing Gross Margin Diversification 47% 48% 50% 2012 2013 2014 100% 50% 0% Existing Products Launches – Date Certain Launches – Other Other Annual Gross Margin Rates

Key Financial Metrics Rolling 3 - Year Cumulative Cash Flow Annual R&D Annual SG&A Cumulative Cash EPS 2010 - 2012 Prior Guidance 2011 - 2013 Prior Guidance 2012 - 2014 New Guidance >$250 30 180 $6.60 ($ millions, except EPS)

Key Financial Metrics Rolling 3 - Year Cumulative Cash Flow Annual R&D Annual SG&A Cumulative Cash EPS 2010 - 2012 Prior Guidance 2011 - 2013 Prior Guidance 2012 - 2014 New Guidance >$250 30 180 $6.60 $400 35 - 40 185 - 190 $10.00 ($ millions, except EPS)

Key Financial Metrics Rolling 3 - Year Cumulative Cash Flow Annual R&D Annual SG&A Cumulative Cash EPS 2010 - 2012 Prior Guidance 2011 - 2013 Prior Guidance 2012 - 2014 New Guidance >$250 30 180 $6.60 $400 35 - 40 185 - 190 $10.00 $400 - 500 65 - 70 185 - 190 $12.50 ($ millions, except EPS)

5% Operating Expenses CAGR Metrics 2012 - 2014 8% 11% 15% Revenue Gross Margin Cash EPS

PATRICK G. LEPORE Chairman and Chief Executive Officer

2012 Earnings Drivers • Four date certain launches with brand value of $2.5B • Six to nine additional launches • Increased profitability of Strativa • Modest erosion of base generics • Controlled operating expenses of $255M • Operational cash flow of ~$150M • Opportune business development deals Another solid year for Par

2012 - 2014 Performance Metrics Summary • Cumulative EPS of at least $12.50 in 2012 - 2014 • Adjusted gross margin rates approaching 50% • R&D spend of ~$70M annually • SG&A spend holding steady near $185M annually • Cash flow from operations of ~$450M over the 3 - year period • Key CAGRs: – Revenue = 8% – Adjusted gross margin = 11% – Operating expenses = 5% – Cash EPS = 15% Opportunities for upside exist

Upside to Three - year Guidance Potential opportunities NOT included in $12.50 cumulative EPS: • New AG partnerships • Opportune business development deals • Potential acquisitions, including products and/or companies • Less erosion of base generic products • Better pipeline production • Longer market life for key generic products • Increased growth from Strativa

Significant Growth Potential Par is positioned for significant growth over the next three years and beyond TODAY’S KEY TAKEAWAYS Foundation for Growth is in Place Existing products, filed ANDAs, strong R&D pipeline and aggressive external BD team Par is in a Unique Position Market position and focus creates competitive advantages against a large universe of opportunities The Numbers are Compelling Our three - year financial plan backed by a track record of success makes Par a very attractive investment today

Q&A Executive Team

Uniquely Positioned for Growth